UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

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OPTIONS MEDIA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-147245	26-0444290
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

123 NW 13th Street, Suite 300, Boca Raton, Florida 33432

(Address of Principal Executive Office) (Zip Code)

(561) 314-3479

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Options Media Group Holdings, Inc. (the “Company”) has sold substantially all of the shares of its Series B Convertible Preferred Stock (the “Series B”) as of December 31, 2009 and raised approximately $2,400,000. The Series B shall automatically convert into shares of the Company’s common stock at $0.035 per share when the Company files an amendment to its Articles of Incorporation increasing its authorized shares of common stock to 300,000,000 shares. The Series B provides for a liquidation preference and provides for voting rights equal to the number of shares of common stock that the holder would be entitled to if the Series B were converted.

On December 28, 2009, in order to eliminate debt, the Company amended a $300,000 secured promissory note to provide for conversion rights at $0.035 per share. This Note was converted into 8,571,429 shares of the Company’s common stock on December 31, 2009.  Additionally, one of the investors in the Series B offering was a fund which held a $40,000 Note due December 31, 2009. On that date it cancelled its Note in exchange for shares of Series B.

As of December 31, 2009, the Company’s total debt consisted of a $20,000 Note due that day, a $50,000 Note held by its President due January 3, 2011, and $237,000 of Convertible Secured Notes described below. On December 30, 2009, the Company agreed to pre-pay $237,000 of Convertible Secured Notes dated December 15, 2009. These Notes were issued on December 11, 2009 as previously described in a Form 8-K filed on December 16, 2009.

Item 3.02. Unregistered Sales of Equity Securities.

We have sold securities without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(2) and Rule 506 thereunder as described below.

Name of Class	Date Sold	No. of Securities	Reason for Issuance

Note Holders	December 11, 2009	12,130 shares of Series A Convertible Preferred Stock	Conversion of secured debt
Investors	December 17, 2009 through December 31, 2009	6,952 shares of Series B Convertible Preferred Stock	Investment in the Company
Investors	December 28, 2009	1,702,821 shares of common stock	Anti-dilution rights
Debt Holders	December 28, 2009	8,571,429 shares of common stock	Conversion of Convertible Secured Promissory Note
Series A Holder	December 31, 2009	4,285,714 shares of common stock	Conversion of 1,500 shares of Series A Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Options Media Group Holdings, Inc.

By:	/s/ Scott Frohman
Scott Frohman Chief Executive Officer

Date: January 4, 2010